1 NASDAQ : STAA “Fastest Growing Refractive Technology in t he World” April 2013

Forward-Looking Statements

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; statements regarding new products, including but not limited to, expectations for success of the new ICL, KS-SP and nanoFLEX Toric IOL products in the U.S. or international markets or government approval of new products; the outcome of product research or development; future economic conditions or performance; size of market opportunities; expected savings from business consolidation plans and the timetable for those plans; statements of belief; and any statements of assumptions underlying any of the foregoing.

These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: the negative effect of unstable global or regional economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive surgery market, and a general decline in the demand for refractive surgery particularly in the U.S. and China, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions; the impact of federal government budget uncertainties in the United States. The Visian Toric ICL , the Visian ICL with CentraFLOW and KS-SP are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. “Adjusted Net Income” excludes the following items that are included in “Net Income (Loss)” as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on March 1, 2013 and also available on our website.

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STAAR SURGICAL

Positioned Well for Strong Top and Bottom Line Growth • Two Large Market Opportunities • Sustainable Competitive Advantages • New Product Offerings in 2013/2014 • Robust New Product Pipeline • Strong Balance Sheet • Manufacturing Consolidation Savings 2014 3

Regaining Momentum 4 Key Metrics 2011 2012 2013 YTD * Total Revenue Growth +14% +2% +16% ICL Revenue Growth +32% +14% +24% Gross Margin Expansion +370bps +190bps GAAP Net Income (000’s) $1,348 ($1,763) Non - GAAP Net Income (000’s) $4,353 $4,786 Manufacturing Consolidation On Target On Target On Target * Preliminary Revenue Results Issued on April 8, 2013

Intraocular Lens Focus Only 5 Lenses Placed within the Eye Cataract IOL Refractive ICL 55.0% of Sales 2012 40.7% of Sales 2012

STAAR’s Value Driver 6 • $35M Sales/$66M End Customer in 2012 • Sales Growth Rate 22% Last Two Years – 85% Gross Margins – New Product Launches • $ 3B Addressable Market • Currently about 2% Market Share • 10% Share in Focused Markets Yields Nearly $300M of End Customer Sales The Visian® ICL TM

0 2 4 6 8 10 12 Visian ICL Sales Gains RECORD Visian ICL Q1 2013 Milli ons $ Quarterly ICL Sales Past Six Years 7 22% Sales Growth Past Two Years

Visian ICL • Implantable Collamer ® Lens Better Known as the “Implantable Contact Lens” • Made f rom a Proprietary Material Called Collamer • Corrects Myopia (Nearsightedness/Inability to See Far) • Toric ICL (TICL TM ) Version Corrects Both Myopia and Astigmatism (Blurred D ue to Inability to Focus)* Premium Product - Premium Result * Approved in all target markets except the U.S.; dialogue continuing with FDA 8

Competitive Landscape • STAAR Is the Market Leader – >65% Unit Market Share – 75% Dollar Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott – Ophtec – Novartis (Sent “Dear Dr.” Letters) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2012. 9

ICL vs. LASIK ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options 10

Visian ICL with CentraFLOW™ (V4c ICL)

Over 14,000 Successfully Implanted in Europe

- CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS-Aquaport™
- Eliminates a Procedure and Visit - (LASIK-like)
- Economics Better for the Surgeon
- 10% Price Premium
- Over 14,000 Implants Indicate Predictable IOP and Quality Visual Results







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The ICL Technology Era Beginning? • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – Over 350,000 ICLs Implanted World W ide – Gaining Share in Major M arkets Source: The Global Refractive Surgery Market by Market Scope December 2011 Glasses Contacts RK PRK LASIK ICL 12

ICL Innovation & Pipeline

V4b Q1 2011 - Expanded Range, Allowing Treatment of Virtually All Myopic Patients *Available CE Markets; new markets in 2013*


Myopic

V4c Q1 2012 - CentraFLOW Technology Eliminates a Step in Current Procedure (LASIK-like) *Available CE Markets; new markets in 2013*


Clearly More Simple.
The New Visian ICL
with CentraFLOW Technology

V5 Mid-Year 2013 - Preloaded ICL/Enhanced Optics
More Convenient, Less Time, Consistent Delivery Every Time



V6 Second Half 2014 - Multifocal/MF Toric, More Sizing Friendly, Expands market opportunities



STAAR SURGICAL

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Consumer Awareness Activities • Visits to www.visianinfo.com Grew 122 % during 2012 • Website Voted Best in Class for M edical C ategory Sites by IMA • Over 600 Patient Leads to ICL Surgeons • Viewing of Visian ICL on YouTube G rew Tenfold during 2012 • New Visian ICL Blog Site Generated over 60,000 Visits 2 nd Half of 2012 Social Media Marketing 14

What Our Support Delivers Consumer Awareness Initiatives Drives Patient to ICL Technology & Surgeons Practice Management Programs Enables Practices to Better Manage Refractive Patients Clinical Support Provides Surgeons with ICL Clinical Based Evidence 15

Targeted ICL Markets 16 Market 2012 Total Ref. Proc. 2012 Ref. Proc. ∆ 2012 ICL Proc. ∆ ICL Share Ref. Proc. ICL Share Gain China * 830,000 (21%) +37% 1.2% x U.S.* 623,700 Flat +2% 1.0% x Japan* 254,000 (22%) 102% .9% x Latin Am* 227,260 +4% (6%) 1.2% India* 148,550 +5% +26% 4.2% x S. Korea* 138,260 (1%) ++/ -- 12.3% x Spain* 132,980 (14%) (29%) 3.5% NA Germany 125,000 +4% +53% 1.6% x Italy* 110,410 (14%) +78% 0.5% x U.K. 102,330 (15%) +4% .2% x Middle East* 61,470 (4%) (3%) 7.6% x Share Gains *Added Sales and Marketing direct employees in 2012/2013. Source : The Global Refractive Surgery Market by Market Scope January 2013 and actual ICL results .

• 21M IOLs Implanted in 2012 ( 25.2M 2017) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), B&L ( Private/IPO) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape Cataract IOL 17 Source : The Global IOL Market by Market Scope May 2012

Unique Collamer® Material

Competitive Advantage

- Proprietary Hydrophilic Material Produces Superior Quality of Vision
- 40% Water Content Produces Reduced Glare or Halo Effect
  - No Glistenings
- Several Active Material Patents
  (next significant one expires 2015 with some blocking patents till 2017)
- 18 Years Manufacturing Knowledge Highly Important
  - STAAR Manufactures its Own Raw Material for Collamer
  - Highly Regulated Manufacturing and Product Approval Pathway
- Preliminary CAST Data Suggests “Accommodation” Potential

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New IOL Products

- Preloaded KS-SP in Japan and Europe
  - Single Piece Acrylic Preloaded IOL
  - Very Successful Launch with High Demand
  - There Are Supply Limits During 2013
- nanoFLEX™ Toric IOL in Europe
  - Premium Product with Very Good Margins
  - Should Allow Profitable Entry to New Markets
  - Marketing Trials On-going, Sales Q2 2013






Preloaded Acrylic IOL System
KS-SP
Simple step
Full spec IOL
STAAR



STAAR SURGICAL

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FY 2012 Highlights • Visian ICL Gained Market Share in Key Markets – Added 19 New Sales/Marketing Positions Since Q4 2011 • Enhanced Social Media Marketing • Increased Marketing Investment by 20%, R&D by 10% • Continued Successful Execution of Project Comet • Cash Generation/Balance Sheet Improvement 20

FY 2012 Results 21 FY 2012 FY 2011 Change Revenue $63,783 $62,765 $1,018/1.6% Gross Profit $44,291 $42,369 $1,922/4.5% Gross Profit Margin 69.4% 67.5% +190 bps Operating Exps ex Comet $42,875 $38,526 $4,349/11% Operating Expenses $45,511 $39,586 $5,925/15% Operating Income (Loss) $(1,220) $2,783 $(4,003) Other Income (Expenses) $701 $(79) $780 Income Taxes $1,244 $1,356 $(112) Net Income $(1,763)* $1,348 $(3,111) ($000’s) *Project Comet expenses were $2.6M for the full year

2012 Reconciliation o f Non - GAAP Measure 22 Measure 2012 2011 GAAP Net Income (loss) $(1,763) $1,348 Mfg. Consolidation Expenses $2,636 $1,060 Spain Distribution Transition Cost $1,151 $0 Foreign Currency Impact $(111) $(86) Adjustment of Warrant Value $(335) $117 Stock - based Compensation Expense $3,208 $1,914 Adjusted Net Income $4,786 $4,353 ($000’s)

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 2012 GM IOL Mix ICL Mix Expanding Gross Margins Seventh Consecutive Year of Gross Margin Expansion 2012 Mix: ICLs at 55% and IOLs at 41% 23 69.4% 55% 41%

STAAR Balance Sheet • Profitable and Generating Cash – $22M in Cash as of 12/31/12 – $3.2M Generated in Cash during 2012 • Working L ine of C redit in Japan at 1.4% Interest Rate • $ 121M in NOLs (Worth $ 1.00/share) • 36.7M Diluted Shares Outstanding – 1.4M Warrants at Approximately $ 4.00 24

Project Comet • Consolidate Four Manufacturing Operations (Japan, U.S., Switzerland) to One E xisting U.S. Facility • 3 + Years to Complete at a Cost of $6.2M – Spent $1.1M in 2011/$2.6M in 2012 – Planned Spend $2.5M in 2013 • Complete Manufacturing Consolidation by the End of 2013 • Over $100M Savings in Tax & Labor from 2014 to 2020 25

Project Comet Update • Project On Plan and On Budget • Completed Validation of V4, V4b, and V4c ICLs, and Initiated Manufacturing • Shipped First U.S. Manufactured ICLs in Jan 2013 • Obtained Regulatory Approval for U.S. Manufactured ICLs to Markets with 70% of Unit Volume • All Non - sterile IOLs for Japan are Shipping Out of U.S. • Several Key Employees will Relocate to Monrovia • Upon Completion , Anticipate Gross Margin Nearing 80% and Tax Rate to Drop to Approximately 10% 26

STAAR's Pathway to the Future!

- Continued ICL Market Penetrations
  - Double Digit Revenue Growth
  - 85% Gross Margin
  - New Products (V4c, V5 and V6)
- Targeted IOL Profitable Growth
  - Single Digit Revenue Growth
  - 60%+ Gross Margin Target
  - New Products (nanoFLEX Toric + KS-SP)
- Project Comet Benefits in 2014


FUTURE

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Key Drivers for Growth • Increased Investments in Sales & Marketing and R&D • Planned New Product Launches • World - wide Market Share Gains for the ICL; Encouraging IOL Trends • Continued Excellent Execution of Project Comet • Spain Converted to Direct Sales in Q212 • Enhancements to Our Management Team • Gross Margin Expansion for the 7 th Consecutive Year • Cash Generation and Cash Position 28

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2010 2011 2012 GM$ S&M$ G&A$ R&D$ Cons$ Investing in the Future 29 Leveraging Infrastructure

Investment in 19 New Sales & Marketing Positions 30 Region 2011 2013 Var. Europe 5 11 +6 Asia Pacific 31 37 +6 North America 13 17 +4 Social Media ─ 3 +3 49 68 +19 Since 2011

* As provided on February 28, 2013 Key Operating Metrics for 2013* • Revenue Growth of 8% to 10% • GM Expansion of 250 bps • GAAP Profitable Each Quarter • Consolidation Progress while Quality & Supply Maintained 31

Solid Start to 2013 • Total Sales Grow by 16% to Approximately $18M – Negative FX exchange of $750k • Visian ICL Sales Increase by 24% • Visian ICL Sales in Europe Increase by 57% – CentraFLOW ICL Technology – Expanded Sales Team • Visian ICL Sales in U.S. Increase by 12% • IOL Sales Flat – 10% Growth in Constant Dollars – $900k Backorder on Preloaded Acrylic IOLs in Europe YOY Growth 32

33 NASDAQ : STAA “Fastest Growing Refractive Technology in t he World” April 2013